[GEMINI II LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Gemini II and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

         As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]

         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                         /s/ JOHN C. BOGLE

GEMINI II SEEKS TO PROVIDE LONG-TERM CAPITAL GROWTH FOR ITS CAPITAL SHAREHOLDERS, AND CURRENT INCOME AND INCOME GROWTH FOR ITS INCOME SHAREHOLDERS. THE FUND INVESTS PRINCIPALLY IN COMMON STOCKS, SELECTED ON THE BASIS OF FUNDAMENTAL VALUE, THAT ARE EXPECTED TO CONTRIBUTE TO THE FUND'S DUAL INVESTMENT OBJECTIVES. THE FUND'S HOLDINGS ARE USUALLY CHARACTERIZED BY RELATIVELY LOW PRICE-EARNINGS RATIOS AND ABOVE-AVERAGE INCOME YIELDS.

                               CHAIRMAN'S LETTER

Fellow Shareholder:

During the year ending December 31, 1995, Gemini II completed the best year in its history. In a high-flying stock market, not only was our total return of +38.2% spectacular in an absolute sense, but it also exceeded the return of the market-leading Standard & Poor's 500 Index, something that only about 15% of all general equity funds succeeded in doing.

         Our total return (capital change plus reinvested dividends) topped, by a narrow margin, the return of the unmanaged Standard & Poor's 500 Composite Stock Price Index, which is dominated by the large capitalization blue-chip stocks that led the market during 1995. The Fund also outpaced, by a huge margin, the average return provided by our peer group of mutual funds seeking to provide, as does Gemini II, both growth and income. Indeed, we enjoyed one of our strongest years ever, relative to this competitive standard. This table compares the 1995 returns of both of these benchmark standards with the return of the Fund as a whole:

---------------------------------------------------------------
                                                TOTAL RETURN
                                           --------------------
                                                 YEAR ENDED
                                             DECEMBER 31, 1995
---------------------------------------------------------------
GEMINI II                                          +38.2%
---------------------------------------------------------------
AVERAGE VALUE MUTUAL FUND                          +31.4%
STANDARD & POOR'S 500 STOCK INDEX                  +37.6
---------------------------------------------------------------

The Fund's total return takes into account the increase in our net asset value, distributions from net investment income and realized short-term capital gains, and Federal taxes accrued on net long-term capital gains.

CAPITAL SHARE RESULTS

The net asset value of each Capital Share rose from $19.03 on December 31, 1994, to $26.35 on December 31, 1995, net of our accrual of $1.37 per share for Federal taxes on long-term capital gains realized during the year and a distribution of $0.11 from short-term gains. The return on our Capital Shares, then, was a remarkable +46.2% for the year. By way of contrast, the value of the Standard & Poor's 500 Index rose by +34.1% (excluding dividends). This wide disparity in our favor is a direct result of the Fund's capital leverage of 1.4 times. Other factors held equal, the Capital Shares should rise (or fall) about
1.4 times the percentage increase (or decrease) in the net asset value of Gemini II's total portfolio.

        You may recall that in our initial public offering--on February 15, 1985--the leverage was 2.0 times. (That is because the Capital Shares and the Income Shares each provided one-half of the Fund's total initial assets.) The reason for the decline in our leverage ratio is directly related to the substantial growth in the value of our assets, which redounds entirely to the Capital Shares.

INCOME SHARE RESULTS

Gemini II's Income Shares received dividends totaling $1.80 per share for 1995, compared with $1.73 per share in 1994. This year's income distribution comprised our four regular quarterly dividends at the rate of $0.35 per share (our quarterly rate was increased from $0.25 per share to $0.35 in the second quarter of 1994), and an "extra" dividend of $0.40 per share distributed at the close of 1995. This year-end dividend is simply the amount by which our net investment income for 1995 exceeded the four quarterly dividend payments.

        We are particularly pleased with this +4.0% increase in annual net investment income, since it was earned despite the ongoing "drag" of Federal taxes. As you know, these taxes are charged directly against the Fund's assets, giving the Income Shares a commensurately lower asset base on which to earn income.

        For 1995, our total portfolio provided an annual yield of 5.0%, more than double the 2.2% year-end yield on the Standard & Poor's 500 Index. Based on their net asset value of $9.33 at year end, our Income Shares--benefiting from "income leverage"--provided a yield of 19.3%. Based on their market price of $10.125 per share, the yield was 17.8%. This yield, however, must be considered in light of the premium paid for the Income Shares.

                                                                     (continued)

[FIGURE 2]

This premium, of course, will gradually diminish as Gemini II approaches its "maturity" on January 31, 1997. (I'll discuss the Fund's maturity in more depth later in this Annual Report.)

THE STOCK MARKET IN 1995

The great bull market in stocks we enjoyed during the year was virtually uninterrupted. The dimension of the increase was close to record breaking, delighting the bulls even as it astonished the bears. The stock market rose in eleven of the past twelve months and, after all was said and done, the Standard & Poor's 500 Index had generated a total return of +37.6% for the year--its best year since 1958.

        There were, as always, many opinions as to the source of the surprising strength in the stock market. In my view, it resulted from a combination of:
(1) record-breaking corporate profits; (2) a growing speculative fever in the marketplace, particularly during the final weeks of the year; and (3) a sharp decline in long-term interest rates. The rise in corporate profits was particularly striking. It's estimated that operating earnings for the companies in the Standard & Poor's 500 Index increased about +15% in 1995, after already rising +16% in 1994. (Since 1926, earnings growth has averaged less than +7% per year.) If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%.

        This subdued dividend growth in the face of sharply higher stock prices resulted in a decline in the yield on the Index to 2.2%, the lowest level on record. Nonetheless, the Wall Street chorus sings "this time it's different." Dividend yield and earnings growth--the two fundamentals of stock returns--are clearly taking a back seat to the market's high valuation of these long-term fundamentals. This is called "speculation," and it is hardly an inconsequential component of 1995's high returns on stocks. So, as 1996 begins, we face an environment that is surely sobering.

        The huge decline in interest rates during the year not only provided a major stimulus to the stock market, but also set bond prices afire. The yield of the Lehman Long-Term Corporate Bond Index declined from 8.9% to 6.9% during our 1995 fiscal year, even below its level of 7.1% at the start of 1994. The 1995 decline drove long-term bond prices up by fully +19%, resulting in a total return (including the interest coupon) of +28%--remarkably competitive with the return on stocks. Short-term rates also declined as the Federal Reserve reduced the Federal funds rate (the rate at which banks borrow from one another) in July and again in December. On balance during the year, the yield on the U.S. Treasury bill eased from 5.6% to 5.0%.

        This improvement in the actual (and expected) interest rate environment was caused largely by a measurable softening in the growth of the U.S. economy, perhaps with further weakness to come. A sluggish economy, in turn, engendered continued optimism about the benign outlook for inflation. (Indeed, the Consumer Price Index (CPI) was quite well-behaved in 1995, rising by but +2.6%, its smallest increase since 1986.) Investors should carefully ponder the extent to which today's high growth rate of corporate earnings can be sustained in a slowing economy.

THE 1990s SO FAR

During the past year, growth stocks (return of +38.1%) and value stocks (+37.0%) were relatively equal participants in the great bull market. In fact, so far during the 1990s, as shown in the chart to the left, there was little overall difference between the two investment styles, despite some considerable year-to-year variations.

        You will note that, during the six-year period, the average annual rates of return of the two groups of stocks were virtually identical: +13.3% for the Standard & Poor's Growth Index and +12.6% for the Standard & Poor's Value Index. (Each Index represents about 50% of the total market capitalization of the Standard & Poor's 500 Index.) Since this long-term congruence conceals significant annual variations, we have also shown the year-by-year total returns of the two Indexes.

GEMINI II IN 1995

Our strong total return in an ebullient year for the stock market--and an especially good year for the giant blue-chip equities that dominate the Standard & Poor's 500 Index--was shaped by five major factors, four positive and one negative:

- The first major positive was our excellent selection of market sectors. Fully 61% of our common stock position was invested in the financial group versus 12% for the Standard & Poor's 500 Index. This group was one of the year's big winners, with a total return of +53.4%. (We held virtually nothing in the year's most-discussed g roup--technology--which, after soaring for nine months, plummeted in the fourth quarter. On balance, the group ended up with a market-neutral, if generous, return of +37.5%.)

- The second positive factor was our very good selections of individual stocks. Good choices added smartly to the returns from our large financial group commitment, as well as in the basic materials and consumer cyclical groups.

- The third positive was the fine performance of our large position (33% of assets) in convertible preferred securities, with individual selections that actually outpaced the Standard & Poor's 500 Index.

- The fourth positive was our highly concentrated portfolio (45% of assets in our ten largest equity holdings) in top-performing stocks.

- The sole significant negative factor was our "cash drag" during the second half of the year. Our defensive position in temporary cash reserves averaged about 13% of assets. (In recent years, it had been held to about 2%.) Cash reserves, of course, did not participate in the year's continual bull market.

I would add that it is no mean achievement to earn a total return of +38.2% (versus +37.6% for the Index) in a year in which the portfolio's common stock component averaged but 50% of assets, slightly--but only slightly--less than in prior years. This table compares our portfolio's composition at year-end 1995 to one year ago:


----------------------------------------------------------------------
                                          PERCENTAGE OF NET ASSETS
                                        ------------------------------
                                                DECEMBER 31,
----------------------------------------------------------------------
                                          1994               1995
----------------------------------------------------------------------
EQUITY EQUIVALENTS
  COMMON STOCKS                            62%                48%
  CONVERTIBLE SECURITIES                   36                 36
  LOWER-GRADE BONDS                         5                  3
----------------------------------------------------------------------
    SUBTOTAL                              103%                87%
----------------------------------------------------------------------
RESERVE EQUIVALENTS
  U.S. TREASURY NOTES                       0%                 0%
  OTHER TEMPORARY INVESTMENTS               0                  0
  NET CASH                                 -3                 13
----------------------------------------------------------------------
    SUBTOTAL                               -3%                13%
----------------------------------------------------------------------
TOTAL PORTFOLIO                           100%               100%
----------------------------------------------------------------------

All in all, the past year was a fine wrap-up to John B. Neff's tenure as portfolio manager--the only person to serve in this capacity since we began operations on February 15, 1985. We announced Mr. Neff's coming retirement to you one year ago in our 1994 Annual Report. He was succeeded by Charles T. Freeman on December 31, 1995.

                                                                     (continued)

         Mr. Freeman has worked directly with Mr. Neff over the past 26 years, and your Officers and Directors are confident that he and his experienced Gemini II team will give a good account of themselves. We recognize that Chuck, as they say, "has big shoes to fill," but we believe that his experience and investment skill will not let you down. So, as we say "congratulations" to John for his fine work, we also say "welcome aboard" to Chuck, who will oversee the Fund until its maturity on January 31, 1997, only about one year hence.

OUR LIFETIME RECORD

Gemini II will mature in one year's time, just as planned in its original operating structure. During this period, shareholders can expect the Fund and incoming manager Chuck Freeman to essentially follow the same investment objectives and style as during the past eleven years: emphasis on stocks believed to represent sound fundamental value; focus on "contrarian" stocks often eschewed by other portfolio managers; building large positions in a limited number of stocks; and heavy reliance on equity-linked (convertible) bonds.

         How effectively have these strategies worked during Gemini II's lifetime? The answer is "very effectively indeed." This table compares the Fund's total return with that of the average value mutual fund and the Standard & Poor's 500 Index:


-----------------------------------------------------------------------
                                                TOTAL RETURN
                                     ----------------------------------
                                            FEBRUARY 15, 1985, TO
                                              DECEMBER 31, 1995
                                     ----------------------------------
                                       CUMULATIVE        ANNUAL RATE
-----------------------------------------------------------------------
GEMINI II                                +369%             +15.3%
-----------------------------------------------------------------------
AVERAGE VALUE FUND                       +288%             +13.3%
STANDARD & POOR'S 500 INDEX              +383              +15.6
-----------------------------------------------------------------------

Note: Gemini II's returns assume the reinvestment of income dividends and distributions from capital gains at the net asset values prevailing on their reinvestment dates; Federal taxes payable are assumed to have been reinvested at their year-end net asset values.

It should go without saying that the returns reflected in the table are merely history. The return of the Fund during its remaining year of independent existence--both on an absolute basis and relative to the average value fund and to the Index--are unpredictable, and may be better or worse than those illustrated above.

         Our superiority over the average value fund is impressive by any standard. Note especially what a large difference in cumulative return (fully +81 percentage points) is created by our seemingly modest advantage of two percentage points in annual return. Such is the magic created by the force of compounding combined with the superior portfolio management of our investment adviser.

         The table also reflects our minuscule shortfall (-0.3% per year) to the Standard & Poor's 500 Index. This Index, as you know, is a tough competitor for actively managed mutual funds. It always has been! The Index is calculated "on paper," without the "real world" expenses of fund operations, advisory fees, portfolio transaction costs, and the impact of cash reserves. Mutual funds, on the other hand, must incur such costs, and it has proved difficult for most professional money managers to provide more than compensatory returns. Indeed, during the past decade, only eleven of the 124 value mutual funds in operation throughout the period have outpaced the Index.

PREMIUMS AND DISCOUNTS

When Gemini II "matures" on January 31, 1997, the Capital Shares and the Income Shares will be valued at their actual net asset values on that date, without the premiums that have been typical of the Income Shares and the discounts that have been typical of the Capital Shares. The following table shows the difference between the current net asset value and the market price at which each class was trading on the New York Stock Exchange at year end:

----------------------------------------------------------------------
                                       DECEMBER 31, 1995
                          --------------------------------------------
                            NET ASSET       MARKET
                              VALUE         PRICE       DIFFERENCE
----------------------------------------------------------------------
CAPITAL SHARES               $26.35        $25.750        -2.3%
INCOME SHARES                  9.33         10.125        +8.5
----------------------------------------------------------------------
TOTAL                        $35.68        $35.875        +0.5%
----------------------------------------------------------------------

The charts below show how Gemini II's premiums and discounts have varied during its lifetime. Note how the premiums on the Income Shares have been reduced as the maturity date approaches; the same trend is evident in the reduced discounts on the Capital Shares. Note also how closely the combined market value of the two classes of shares has closely tracked the Fund's combined net asset value (i.e., a very modest premium or discount), a phenomenon that would (and should) characterize efficient capital markets.

IN SUMMARY

When I wrote to you in our 1994 Annual Report, after a tough and bumpy ride in a lackluster year, I warned you that "the stock market is surely due for its share

[FIGURE 3]

                            1985     1986     1987     1988     1989     1990      1991     1992     1993     1994     1995
Net Income Earned         $ 1.13*   $1.23    $1.38    $1.41    $1.58    $1.63     $1.65    $1.66    $1.66    $1.74    $1.79
Year-End Net Asset Value    9.83     9.73     9.39     9.38     9.37     9.34      9.34     9.33     9.33     9.34     9.33
Year-End Market Price     11 5/8   13 5/8   11 7/8   12 1/2       13   11 1/4    13 3/8       12   11 3/4   10 1/2   10 1/8
Premium                    18.3%    40.0%    26.5%    33.3%    38.7%    20.4%     43.2%    28.6%    25.9%    12.4%     8.5%

                            2/85     1985     1986     1987     1988     1989      1990     1991     1992     1993     1994     1995
Adjusted
   Net Asset Value**      $10.00   $11.53   $14.67   $14.89   $18.98   $20.38    $14.65   $20.17   $23.05   $27.38   $24.92   $33.72
Actual Net Asset Value     10.00    11.47    13.87    12.98    16.56    17.44     11.51    16.28    18.71    22.10    19.03    26.35
Year-End Market Price         --       11   12 1/8   10 5/8   12 7/8   15 5/8     9 1/2   13 1/4   14 7/8   19 7/8   17 5/8   25 3/4
Discount                      --     4.1%    12.6%    18.1%    22.3%    10.4%     17.5%    18.6%    20.5%    10.1%     7.4%     2.3%
Combined
   Premium/Discount           --    +6.2%    +9.1%    +0.6%    -2.2%    +6.8%     -0.5%    +3.9%    -4.2%    +0.6%    -0.9%    +0.5%

 *  Represents net investment income earned from February 15, 1985.
** Net asset value plus cumulative short-term capital gains and capital gains taxes paid by the Fund.

of difficult bumps along the way during the next few years." As 1995 was to turn out, I hardly could have been more wide of the mark. Whether 1996 or even 1997 will confirm my caution remains to be seen.

         What should Gemini II investors do in this environment? Because of our capital leverage, the Capital Shares of Gemini II are sure to be more volatile than the overall stock market. Because of our income leverage, our Income Shares should continue to provide higher yields than stocks in general. Your holdings in either class (or both) should be considered in the light of the exposure of your total investment portfolio to equities, bonds, and short-term reserves.

         Whatever course you choose, we recommend that you focus not on the fluctuations in the values of both classes of shares that are certain to punctuate our final year of operations--or even on the potential variability that would be suggested by our past returns--but on the Fund's long-term record, investment objectives, and policies. Timing the market is an inevitably fallible endeavor; therefore, we believe that, provided your overall account is soundly balanced, "stay the course" is virtually always the best advice. In the year remaining in Gemini II's lifetime, we pledge to do the same.

Sincerely,

/s/ JOHN C. BOGLE
--------------------------
John C. Bogle
Chairman of the Board


January 22, 1996

Note: Mutual fund data from Lipper Analytical Services, Inc.

                       REPORT FROM THE INVESTMENT ADVISER

1995 will undoubtedly go down in stock market history as an extraordinary year, witness the fact that it was the largest advance in 37 years. Despite this, we managed to weigh in with a good result by moderately outperforming the S&P 500. This was noteworthy because the yardstick was up a brilliant +37.6%, a total return truly rare for its high magnitude advance. It usually is difficult for us to keep up in a frothy, soaring, speculative market such as 1995. Not only does our "four yards and a cloud of dust" fare usually get left behind, but additionally the yield ilk that Gemini II features is usually not a full participant in an adrenaline type of market.

         Particularly positive contributors were financial intermediaries in such very large holdings as CIGNA, Aetna, H.F. Ahmanson, Great Western Financial, and Chemical Bank, all up on average about 60%.

         In addition, convertibles, which account for about 35% of Gemini II's assets, were a considerable performance contributor (in contrast to 1994), most notably, Delta Airlines, Conner Peripherals, and the home builders. Also, convertible holdings eliminated during the year, such as Citicorp, Seagate Technology, and Kaiser Aluminum, were winners as well.

         As mentioned in the Semi-Annual Report, we have continued to build Gemini's representation in the undervalued (in our view) basic commodity cyclicals (aluminums, chemicals, papers, and steels), which did not fully participate in the 1995 stock market surge. We think the economy will continue its moderate growth for two or three more years, thus allowing these industry participants to continue to register excellent earnings. These are presently valued at an extremely low relationship to earnings versus the rest of the market and accordingly now account for about one-third of Gemini II's assets.

         Despite the dilution of 2.1% from the payment of capital gains tax at the beginning of the year, we were able to snare a 4% increase in the dividend to $1.80 in 1995. In 1996, which will be the last year for Gemini II shareholders, we are striving to garner at least a comparable percentage increase.

         For almost eleven years, I have had the pleasure of serving and representing Gemini II shareholders and, while not every year was studded with accomplishment, overall we have done pretty well. During this same period, I have had the additional satisfaction of building Gemini II's portfolio team to carry on the important responsibility of "staying the course" in continuing the Gemini II record of accomplishment. Chuck Freeman and I have been together for over twenty-six years in forging your Fund's record in the crucible of the marketplace. He has been an intimate and vital part of the Gemini II record and is eminently well-prepared as portfolio manager to carry on Gemini II's never-ending quest for superior performance.

         Chuck will be ably assisted by Jim Averill and Jim Mordy, who have been brought up over the last ten years in the trenches of analyzing and evaluating the fundamentals of the very large "neck-out" positions that we take in Gemini II in our constant effort to prove something out of the ordinary. In addition, Dave Fassnacht joined us four years ago. And let's not forget our stellar trader, Danny Hannafin. They all are remarkably well qualified, in my judgment, to carry on the Gemini II effort. They, in turn, are buttressed and supported by over 500 employees of Wellington Management Company.

         I would be remiss if I did not mention the Vanguard tradition in general, and Jack Bogle in particular, as a most favorable backdrop to our accomplishment. Jack Bogle, as well as the Vanguard Board of Directors, have provided support, encouragement, and challenge over this period, which has been critical, particularly during the occasional "rough patches" we have experienced. I am very appreciative and grateful for their confidence.

         Well, it has been a long and worthwhile journey and I have loved and basked in the warmth of virtually every minute of it. As I reflect back, I have been truly blessed, as I don't know anything I would have rather done than "perform" for Gemini II shareholders.

Respectfully,

John B. Neff, Managing Partner
Charles T. Freeman, Senior Vice President

Wellington Management Company     January 15, 1996

                            STATEMENT OF NET ASSETS

                                            FINANCIAL STATEMENTS
                                               December 31, 1995

                                                          Market
                                                           Value
                                       Shares             (000)+
----------------------------------------------------------------
COMMON STOCKS (47.4%)
----------------------------------------------------------------
CONSUMER CYCLICAL (10.7%)
----------------------------------------------------------------
AUTO & TRUCKS (10.6%)
  Chrysler Corp.                      415,311          $  22,998
  Ford Motor Co.                      636,753             18,466
RETAIL (.1%)
  Kmart Corp.                          44,600                323
                                                       ---------
       GROUP TOTAL                                        41,787
                                                       ---------
----------------------------------------------------------------
ENERGY (5.2%)
----------------------------------------------------------------
  Atlantic Richfield Co.               83,500              9,248
  Pennzoil Co.                         62,300              2,632
  USX-Marathon Group                  307,100              5,988
* Ultramar Corp.                       86,600              2,230
                                                       ---------
       GROUP TOTAL                                        20,098
                                                       ---------
----------------------------------------------------------------
FINANCIAL (28.7%)
----------------------------------------------------------------
BANKS (11.5%)
  Bankers Trust New York Corp.         33,492              2,227
  Chemical Banking Corp.              120,600              7,085
  First Union Corp.                   269,200             14,974
  KeyCorp                             376,689             13,655
  NationsBank, Inc.                    99,500              6,928
INSURANCE (2.6%)
  Aetna Life & Casualty Co.             3,960                274
  CIGNA Corp.                          94,100              9,716
REAL ESTATE INVESTMENT TRUSTS (6.9%)
  Camden Property Trust               125,000              2,984
  Colonial Properties Trust            74,600              1,902
  Equity Residential
    Properties Trust                  385,000             11,791
  Evans Withycombie
    Residential, Inc.                 195,000              4,193
  Oasis Residential, Inc.             180,000              4,095
  Urban Shopping Centers               82,800              1,770
SAVINGS & LOAN (7.7%)
  H.F. Ahmanson & Co.                 552,200             14,633
  Great Western Financial Corp.       610,660             15,572
                                                       ---------
       GROUP TOTAL                                       111,799
                                                       ---------
----------------------------------------------------------------
TECHNOLOGY (.3%)
----------------------------------------------------------------
* Western Digital Corp.                60,804              1,087
                                                       ---------
----------------------------------------------------------------
UTILITIES (1.1%)
----------------------------------------------------------------
  Unicom Corp.                        133,837              4,383
                                                       ---------
----------------------------------------------------------------
OTHER (1.4%)                                               5,510
                                                       ---------
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $142,624)                                        184,664
----------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (33.4%)
----------------------------------------------------------------
BASIC MATERIALS (30.7%)
----------------------------------------------------------------
CHEMICALS (4.7%)
  Atlantic Richfield Co. 9.00%        785,500             18,459
METALS & MINING (8.5%)
(1)Kaiser Aluminum 8.255%             979,400             12,610
  Reynolds Metals 7.00%               401,400             20,271
PAPER (8.1%)
  Boise Cascade Corp. $1.58           170,800              4,868
  Bowater, Inc. 7.00%                 484,000             14,520
  International Paper Co. 5.25%       270,000             12,150
STEEL (9.4%)
  AK Steel Holding 7.00%              677,000             22,510
  Bethlehem Steel Corp.
    $3.50                             258,400             11,370
    $5.00                              30,000              1,545
  WHX Corp. 7.50%                      30,000              1,275
                                                       ---------
       GROUP TOTAL                                       119,578
                                                       ---------
----------------------------------------------------------------
ENERGY (.8%)
----------------------------------------------------------------
  Santa Fe Energy Resources,
    Inc. 8.25%                        200,000              1,950
  Valero Energy $3.125                 20,000              1,030
                                                       ---------
       GROUP TOTAL                                         2,980
                                                       ---------
----------------------------------------------------------------
TRANSPORT & SERVICES (1.9%)
----------------------------------------------------------------
  Delta Air Lines $3.50               127,500              7,554
                                                       ---------
----------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $125,040)                                        130,112
----------------------------------------------------------------
CONVERTIBLE BONDS (2.9%)
----------------------------------------------------------------
                                         Face
                                       Amount
                                        (000)
                                     --------
  Conner Peripherals
    6.50%, 3/1/02                    $  9,230              9,415
  Toll Corp.
    4.75%, 1/15/04                         58                 60
  U.S. Home
    4.875%, 11/1/05                     1,750              1,662
----------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (Cost $9,034)                                           11,137
----------------------------------------------------------------

                                         Face               Market
                                       Amount                Value
                                        (000)               (000)+
------------------------------------------------------------------
BONDS (3.1%)
------------------------------------------------------------------
  Geneva Steel
    11.125%, 3/15/01                 $  7,000            $  5,810
  Ryland Group
    9.625%, 6/1/04                      2,500               2,413
  Weirton Steel Corp.
    10.875%, 10/15/99                   4,000               4,000
------------------------------------------------------------------
TOTAL BONDS
 (Cost $13,584)                                            12,223
------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (17.5%)
------------------------------------------------------------------
REPURCHASE AGREEMENT
  Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.89%, 1/2/96
    (Cost $68,214)                     68,214              68,214
------------------------------------------------------------------
TOTAL INVESTMENTS (104.3%)
  (Cost $358,496)                                         406,350
------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.3%)
------------------------------------------------------------------
  Other Assets--Notes D and F                               7,335
  Federal Income Tax Payable                              (14,908)
  Distribution Payable                                     (5,569)
  Other Liabilities--Note F                                (3,620)
                                                        ----------
                                                          (16,762)
------------------------------------------------------------------
NET ASSETS (100%)                                        $389,588
------------------------------------------------------------------

+ See Note A to Financial Statements.
* Non-Income Producing Security.
(1) Mandatory conversion June 30, 1996.

                           STATEMENT OF OPERATIONS

                                                                                          Year Ended
                                                                                   December 31, 1995
                                                                                               (000)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
      Dividends   . . . . . . . . . . . . . . . . . . . . . . . . . .                        $16,331
      Interest    . . . . . . . . . . . . . . . . . . . . . . . . . .                          5,389
----------------------------------------------------------------------------------------------------
              Total Income  . . . . . . . . . . . . . . . . . . . . .                         21,720
----------------------------------------------------------------------------------------------------
   EXPENSES
      Investment Advisory Fee--Note C
            Basic Fee . . . . . . . . . . . . . . . . . . . . . . . .        $1,244
            Performance Adjustment  . . . . . . . . . . . . . . . . .           297            1,541
                                                                             ------
      The Vanguard Group--Note D  . . . . . . . . . . . . . . . . . .                            519
      Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . .                             18
      Taxes (other than income taxes) . . . . . . . . . . . . . . . .                             28
      Auditing Fees . . . . . . . . . . . . . . . . . . . . . . . . .                              8
      Shareholders' Reports . . . . . . . . . . . . . . . . . . . . .                             77
      Annual Meeting and Proxy Costs  . . . . . . . . . . . . . . . .                             70
      Directors' Fees and Expenses  . . . . . . . . . . . . . . . . .                              1
----------------------------------------------------------------------------------------------------
              Total Expenses  . . . . . . . . . . . . . . . . . . . .                          2,262
              Expenses Paid Indirectly -- Note D  . . . . . . . . . .                            (33)
----------------------------------------------------------------------------------------------------
                 Net Expenses . . . . . . . . . . . . . . . . . . . .                          2,229
----------------------------------------------------------------------------------------------------
                 Net Investment Income  . . . . . . . . . . . . . . .                        $19,491
====================================================================================================
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Realized Net Gain on Investment Securities Sold . . . . . . . .                        $43,748
      Change in Unrealized Appreciation (Depreciation)  . . . . . . .                         52,289
----------------------------------------------------------------------------------------------------
                 Net Realized and Unrealized Gain on Investments  . .                        $96,037
====================================================================================================

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

                                                                          Year Ended          Year Ended
                                                                   December 31, 1995   December 31, 1994
                                                                               (000)               (000)
--------------------------------------------------------------------------------------------------------
INCOME AVAILABLE FOR DISTRIBUTION
   Balance, Beginning of Year . . . . . . . . . . . . . . . . . . . .      $    445            $    363
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . .        19,491              18,975
   Distributions to Income Shareholders
      ($1.80 and $1.73 per share, respectively) . . . . . . . . . . .       (19,656)            (18,893)
--------------------------------------------------------------------------------------------------------
              Balance, End of Year  . . . . . . . . . . . . . . . . .      $    280            $    445
--------------------------------------------------------------------------------------------------------
UNDISTRIBUTED CAPITAL GAINS
   Balance, Beginning of Year . . . . . . . . . . . . . . . . . . . .      $110,693            $ 98,408
   Realized Net Gain on Investment Securities Sold  . . . . . . . . .        43,748              18,900
   Distribution to Capital Shareholders ($.11 per share)  . . . . . .        (1,201)                 --
   Provision for Taxes on Capital Gains Retained  . . . . . . . . . .       (14,908)             (6,615)
--------------------------------------------------------------------------------------------------------
              Balance, End of Year  . . . . . . . . . . . . . . . . .      $138,332            $110,693
--------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)
   OF INVESTMENT SECURITIES
   Beginning of Year  . . . . . . . . . . . . . . . . . . . . . . . .      $ (4,435)           $ 41,392
   End of Year    . . . . . . . . . . . . . . . . . . . . . . . . . .        47,854              (4,435)
--------------------------------------------------------------------------------------------------------
              Change in Unrealized Appreciation (Depreciation)  . . .      $ 52,289            $(45,827)
--------------------------------------------------------------------------------------------------------


                       STATEMENT OF SHAREHOLDERS' EQUITY

                                                                                       December 31, 1995
                                                                                                   (000)
--------------------------------------------------------------------------------------------------------
Income Shares, $1.00 Par Value--Redeemable at $9.30 per Share on January 31, 1997:
   Authorized 15,000,000 Shares; Issued and Outstanding 10,920,550 Shares . . . .              $ 10,920*
Capital Surplus   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                90,641*
Income Available for Distribution . . . . . . . . . . . . . . . . . . . . . . . .                   280
--------------------------------------------------------------------------------------------------------
                                                                                                101,841
--------------------------------------------------------------------------------------------------------
Capital Shares, $1.00 Par Value; Authorized 15,000,000 Shares;
   Issued and Outstanding 10,920,550 Shares . . . . . . . . . . . . . . . . . . .                10,920*
Capital Surplus   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                90,641*
Undistributed Capital Gains . . . . . . . . . . . . . . . . . . . . . . . . . . .               138,332
Unrealized Appreciation of Investment Securities  . . . . . . . . . . . . . . . .                47,854
--------------------------------------------------------------------------------------------------------
                                                                                                287,747
--------------------------------------------------------------------------------------------------------
              TOTAL SHAREHOLDERS' EQUITY  . . . . . . . . . . . . . . . . . . . .              $389,588
--------------------------------------------------------------------------------------------------------

*No change during year.

                              FINANCIAL HIGHLIGHTS

                                                                              Year Ended December 31,
                                                         ----------------------------------------------------------
For a Share Outstanding Throughout Each Year                 1995        1994         1993        1992        1991
-------------------------------------------------------------------------------------------------------------------
INCOME SHARES
     Net Asset Value, Beginning of Year. . . . . . . . .   $ 9.34      $ 9.33       $ 9.33      $ 9.34      $ 9.34
     Net Investment Income . . . . . . . . . . . . . . .     1.79        1.74         1.66        1.66        1.65
     Distributions from Net Investment Income. . . . . .    (1.80)      (1.73)       (1.66)      (1.67)      (1.65)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR . . . . . . . . . . . . . .   $ 9.33      $ 9.34       $ 9.33      $ 9.33      $ 9.34
===================================================================================================================
CAPITAL SHARES
     Net Asset Value, Beginning of Year. . . . . . . . .   $19.03      $22.10       $18.71      $16.28      $11.51
     Realized Net Gain on Investments. . . . . . . . . .     4.01        1.73         2.69        1.17        1.77
     Distributions from Realized Capital Gains . . . . .     (.11)         --           --        (.08)       (.22)
     Provision for Taxes on Capital Gains Retained . . .    (1.37)       (.61)        (.94)       (.37)       (.53)
     Unrealized Appreciation (Depreciation). . . . . . .     4.79       (4.19)        1.64        1.71        3.75
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR . . . . . . . . . . . . . .   $26.35      $19.03       $22.10      $18.71      $16.28
===================================================================================================================


                   SUMMARY OF QUARTERLY RESULTS OF OPERATIONS

                                                       Amounts in Thousands and Per Share (unaudited)
                                    ---------------------------------------------------------------------------------------
                                                                    Three Months Ended
---------------------------------------------------------------------------------------------------------------------------
                                      March 31, 1995         June 30, 1995       September 30, 1995      December 31, 1995
                                    -----------------      ----------------     -------------------      ------------------
Net Investment Income               $ 4,785     $ .44      $ 4,320    $ .39     $ 5,181      $ .48       $5,205     $  .48

Net Realized Gain (Loss)
  and Change in Unrealized
  Appreciation (Depreciation)       $22,699     $2.08      $32,699    $2.99     $31,715      $2.91       $8,924     $  .82
---------------------------------------------------------------------------------------------------------------------------
                                      March 31, 1994         June 30, 1994       September 30, 1994      December 31, 1994
                                   ------------------      ---------------      -------------------      ------------------
Net Investment Income              $  4,504    $  .41      $4,542     $.42      $ 5,123      $ .47       $  4,806   $  .44

Net Realized Gain (Loss)
  and Change in Unrealized
  Appreciation (Depreciation)      $(13,003)   $(1.19)     $9,433     $.86      $(2,140)     $(.19)      $(21,217)  $(1.94)
---------------------------------------------------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

Gemini II is registered under the Investment Company Act of 1940 as a diversified closed-end investment company. Certain of the Fund's investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; securities not traded are valued at the mean of the latest quoted bid and asked prices. Securities not listed are valued at the latest quoted bid prices. Temporary cash investments are valued at amortized cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Realized net long-term gains, if any, on security transactions are retained and applicable taxes thereon are accrued at the end of the Fund's fiscal year (see Note B).

3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of the agreement require that the market value of this collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

B. Income Shareholders are entitled to receive as distributions the higher of $.80 per share (annually) or all of the net investment income available for distribution. Income distributions to Capital Shareholders are prohibited as long as any Income Shares remain outstanding. Capital Shareholders are entitled to any net realized short-term gains on investment securities annually.

C. Under the terms of a contract expiring January 31, 1997, the Fund pays Wellington Management Company a basic investment advisory fee calculated at an annual percentage rate of average net assets of the Fund. The basic fee thus computed is subject to quarterly adjustments based on performance relative to the Standard & Poor's 500 Stock Index. For the year ended December 31, 1995, the investment advisory fee represents an effective annual base rate of .34 of 1% of average net assets before an increase of $297,000 (.08 of 1%) based on performance.

D. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, transfer agency, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1995, the Fund had contributed capital of $48,000 to Vanguard (included in Other Assets), representing .2% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

Vanguard has requested the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate or credit to the Fund a portion of the commissions generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. For the year ended December 31, 1995, directed brokerage arrangements reduced the Fund's expenses by $33,000 (.01 of 1% of average net assets).

E. During the year ended December 31, 1995, the Fund made purchases of $164,871,000 and sales of $241,719,000 of investment securities other than U.S. Government securities and temporary cash investments. There were no purchases or sales of U.S. Government securities. At December 31, 1995, unrealized appreciation for financial reporting and Federal income tax purposes aggregated $47,854,000, of which $51,841,000 related to appreciated securities and $3,987,000 related to depreciated securities.

F. The market value of securities on loan to broker/dealers at December 31, 1995, was $2,558,000, for which the Fund had received cash collateral of $2,625,000.


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Gemini II

In our opinion, the accompanying statements of net assets and of shareholders' equity and the related statements of operations and of changes in shareholders' equity and the financial highlights present fairly, in all material respects, the financial position of Gemini II (the "Fund") at December 31, 1995, and the results of its operations, the changes in its shareholders' equity and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
January 31, 1996

                            SPECIAL TAX INFORMATION

Capital Shareholders:

Gemini II Capital Shares, of course, receive all capital appreciation (or depreciation) from the Fund's investments, including any net capital gains that are realized from the sale of portfolio securities. The net realized long-term capital gains are retained in the value of the Capital Shares rather than being distributed to shareholders. According to provisions of the Internal Revenue Code, the Fund pays Federal income tax on these net realized long-term capital gains at the corporate capital gains tax rate, and the amount of this tax is deducted from the net asset value of the Capital Shares at year end.

         As a result of this procedure, there are three important tax steps which you, as a Capital Shareholder, should take:

1) You should report on your 1995 personal income tax return the net long-term capital gains realized by your Fund during the year.

2) You should take credit for the Federal taxes paid by the Fund on these realized gains. Since the effective personal capital gains tax rate cannot exceed 28%, no inequity is created since you receive full credit for the tax paid by the Fund.

3) You should increase the tax cost basis of your Capital Shares by the amount of the after-tax gains. This is the difference between the amount of net capital gains realized and the tax paid on these gains by the Fund (see the table below).

         Federal tax Form 2439, which you should receive by March 1, 1996, provides for your account the specific amounts of realized capital gains and corresponding taxes paid as discussed in 1) and 2) above. Enclosed with this Form are specific instructions on how to record this information for tax purposes, but please feel free to contact us if you have any questions regarding taxes and your Gemini II Capital Shares. IF YOUR SHARES ARE HELD FOR YOU IN A NOMINEE REGISTRATION AND YOU HAVE NOT AS YET RECEIVED TAX FORM 2439, YOU SHOULD CONTACT YOUR BANK OR BROKER TO OBTAIN THE FORM. A copy must be filed with your Federal income tax return.

         The table below shows: the amount of net realized capital gains per Capital Share; the Federal taxes paid on your behalf; the Fund's capital gains tax rate; and the amount by which your cost per share should be increased for fiscal years 1985 through 1995.

INCOME SHAREHOLDERS:

Additional Tax Information--For your state income tax return, none of your 1995 income was derived from direct U.S. Government obligations.

         Corporate shareholders should note that 83.5% of the 1995 income qualifies for the intercorporate dividends received deduction.


--------------------------------------------------------------------------------------------------------------------------
                                                             Realized Long-Term Capital Gains
                                                                    Per Capital Share
                             ---------------------------------------------------------------------------------------------
                              1985     1986    1987     1988    1989     1990    1991     1992    1993     1994    1995
--------------------------------------------------------------------------------------------------------------------------
REALIZED LONG-TERM
  CAPITAL GAINS               $.21   $2.66    $3.14     $.86    $.97     $.27   $1.56   $1.08   $2.69    $1.73    $3.90
FEDERAL CAPITAL GAINS
  TAXES PAID                   .06     .74     1.07      .29     .33      .09     .53     .37     .94      .61     1.37
(TAX RATE IN EFFECT)          (28%)   (28%)    (34%)    (34%)   (34%)    (34%)   (34%)   (34%)   (35%)    (35%)    (35%)
NET AMOUNT BY
  WHICH YOUR COST
  SHOULD BE INCREASED          .15    1.92     2.07      .57     .64      .18    1.03     .71    1.75     1.12     2.53
--------------------------------------------------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.



OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                          IAN A. MACKINNON
Senior Vice President                        Senior Vice President
Information Technology                       Fixed Income Group

JEREMY G. DUFFIELD                           F. WILLIAM MCNABB III
Senior Vice President                        Senior Vice President
Planning & Development                       Institutional

JAMES H. GATELY                              RALPH K. PACKARD
Senior Vice President                        Senior Vice President
Individual Investor Group                    Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
  U.S. Portfolio
Vanguard Convertible
  Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
  Global Equity Portfolio
  Global Asset Allocation Portfolio
  Capital Opportunity Portfolio
  Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
  Growth Portfolio
Vanguard/Trustees' Equity Fund
  International Portfolio


                                  INDEX FUNDS

Vanguard Index Trust
  500 Portfolio
  Total Stock Market Portfolio
  Extended Market Portfolio
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  Total Bond Market Portfolio
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                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
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TAX-EXEMPT MONEY MARKET FUNDS
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INCOME FUNDS
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This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

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ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                                   GEMINI II
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through six.

A bar chart of the Growth Stocks versus Value Stocks (Standard & Poor's Growth Index and Standard & Poor's Value Index) for the fiscal years 1990 through 1995 appears at the top of page two.

A bar chart illustrating Gemini II's performance for the period February 15, 1985, to December 31, 1995 appears at the bottom of page five.

A running head featuring ships wheel, rope and battleships in the background appears at the top of page seven.

A running head featuring open log book, pen and battleships in the background appears at the top of pages eight through fourteen.

A running head featuring an hourglass, compass & telescope and ships in the background appears at the top of page fifteen.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page sixteen.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.